UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09067

Kirr, Marbach Partners Funds, Inc.
(Exact name of registrant as specified in charter)

621 Washington Street, Columbus, IN 47201
(Address of principal executive offices) (Zip code)

Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, IN 47201
(Name and address of agent for service)

(812) 376-9444
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2019

Date of reporting period:  September 30, 2019

Item 1. Report to Stockholders.

Kirr, Marbach Partners
Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports.  Instead, the reports will be made available on the Fund’s website www.kmpartnersfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-870-8039 or by enrolling with Matt Kirr at matt@kirrmar.com.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund, you can call 1-800-870-8039 or by contacting the Fund at matt@kirrmar.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Annual Report

www▪kmpartnersfunds▪com	September 30, 2019

KIRR, MARBACH PARTNERS

VALUE FUND

November 13, 2019

Dear Fellow Shareholders:

We’re pleased to report the Kirr, Marbach Partners Value Fund (“Value Fund”) continued its strong recovery from a weak opening quarter of the fiscal year ending September 30, 2019.  The first three calendar quarters of 2019 marked the first time since 1997 when the S&P 500 had a total return greater than 20% in the first nine months of the year.  While we’re grateful this year finally broke a streak of 21 straight years without a 20%+ total return for the S&P 500 through the first nine months of the year, we’re even more encouraged the relative performance pendulum began to swing strongly from “growth” towards “value” in September, a trend we hope continues.

We always advise ignoring the stock market’s short-term wiggles and focusing primarily on the long-term.  Ben Graham, who was Warren Buffett’s business school professor and mentor, famously said, “in the short run, the market is a voting machine but in the long run, it is a weighing machine.”  What this means is fear and greed play important roles when votes are being cast, but fundamentals are what matter and eventually determine stock prices.

As you’re well aware, the past five years in particular have been extraordinarily difficult for active, “value” investors like us.  We believe to produce better-than-average long-term results, you need to own a portfolio that’s different than the average.  We evaluate companies as if we’re buying the entire business.  We look for stocks our analysis says trade at a reasonable discount to what that business is worth and have a future catalyst in sight to narrow that gap.

While we firmly believe that strategy is sound, it has certainly not been rewarding recently.  We’ve been frustrated stocks we buy at cheap valuations (i.e. could double in price and still be attractive) have struggled while stocks with absurdly high valuations (i.e. not profitable anytime soon and could be cut in half and still be overpriced) have soared.  One good month/quarter for “value” obviously doesn’t necessarily mean a good turn in fortune for “value” has begun and planning a parade is certainly premature.  There have been false starts for “value” before.  Still, a shrimp cocktail looks like a feast to a starving man and we’re starting to see some cracks in the “growth at any price” fan base and a long-overdue return to sanity by investors.

Periods ending September 30, 2019(3)	Value Fund Total Return(1)	S&P 500 Index(2)
Nine-months	20.08%	20.55%
One-year	-5.53%	4.25%
Three-years	6.25%	13.39%
Five-years	4.07%	10.84%
Ten-years	11.16%	13.24%
Since Inception	6.95%	6.37%
(December 31, 1998)

The Fund’s Gross Expense Ratio was 1.46% and Net Expense Ratio was 1.45% according to the Prospectus dated January 28, 2019.  Until February 29, 2020, the Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the annual operating expenses do not exceed 1.45% of its average net assets.

Performance data quoted represents past performance; past performance is no guarantee of future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-800-870-8039.  The fund imposes a 1.00% redemption fee on shares held less than 30 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.

(1)
The performance data quoted assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(3)	One-year, Three-years, Five-years, Ten-years and Since Inception returns are Average Annualized Returns.

KIRR, MARBACH PARTNERS

VALUE FUND

Percent Change in Top Ten Holdings from Book Cost (as of 9/30/2019)

1.	Dollar Tree, Inc.	+1550.3%	6.	Innospec Inc.	+190.0%
2.	MasTec, Inc.	+270.9%	7.	Voya Financial, Inc.	+142.9%
3.	Colliers International Group, Inc.	+97.0%	8.	Canadian Pacific Railway Ltd.	+1248.8%
4.	AutoZone, Inc.	+909.0%	9.	Markel Corp.	+269.7%
5.	EMCOR Group, Inc.	+2017.6%	10.	Vistra Energy Corp.	+70.5%

Performance quoted represents past performance and is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

We thank you for the opportunity to manage your precious assets.  We’re invested alongside you and are working hard each day.

Regards,

Mark D. Foster, CFA	Mickey Kim, CFA
President	Vice-President, Treasurer and Secretary

Value Fund invests in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods.  Value Fund may also invest in small- and medium-capitalization companies, which tend to have more limited liquidity and greater price volatility than large-capitalization companies.

Past performance is not a guarantee of future results.

Please refer to the Schedule of Investments for complete fund holdings information.

The information provided herein represents the opinion of Value Fund’s investment adviser and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

This material must be preceded or accompanied by a current Prospectus.

Quasar Distributors, LLC is the Distributor for Value Fund.

For further information about Value Fund and/or an account application, please call Matt Kirr at Value Fund at (812) 376-9444 or (800) 808-9444 or write to Value Fund at 621 Washington Street, Columbus, IN  47202-1729.

KIRR, MARBACH PARTNERS

VALUE FUND

Value of $10,000 Investment (Unaudited)

This chart assumes an initial investment of $10,000. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Rate of Return (%)

	One Year Ended	Five Years Ended	Ten Years Ended	Since Inception* to
	September 30, 2019	September 30, 2019	September 30, 2019	September 30, 2019
Kirr, Marbach Partners Value Fund	-5.53%	4.07%	11.16%	6.95%
S&P 500 Index**	4.25%	10.84%	13.24%	6.37%

*	December 31, 1998
**
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

KIRR, MARBACH PARTNERS

VALUE FUND

Expense Example – September 30, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 – September 30, 2019).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 1.00% of the net amount of the redemption if you redeem your shares within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period
	4/1/19	9/30/19	4/1/19 – 9/30/19(1)
Actual	$1,000.00	$1,031.40	$7.38
Hypothetical (5% return before expenses)	1,000.00	1,017.80	7.33

(1)
Expenses are equal to the Fund’s annualized expense ratio after reimbursement of 1.45% multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.  The annualized expense ratio prior to reimbursement was 1.54%.

KIRR, MARBACH PARTNERS

VALUE FUND

Allocation of Portfolio Net Assets (Unaudited)
September 30, 2019

Top Ten Equity Holdings (Unaudited)
as of September 30, 2019
(% of net assets)

Dollar Tree, Inc.	4.2%
MasTec, Inc.	4.1%
Colliers International Group, Inc.	4.0%
AutoZone, Inc.	3.8%
EMCOR Group, Inc.	3.8%
Innospec, Inc.	3.7%
Voya Financial, Inc.	3.6%
Canadian Pacific Railway Ltd.	3.2%
Markel Corp.	3.2%
Vistra Energy Corp.	3.2%

KIRR, MARBACH PARTNERS

VALUE FUND

Schedule of Investments
September 30, 2019

Number
of Shares		Value
	COMMON STOCKS – 98.5%

	Basic Materials – 6.6%
28,582	Innospec, Inc.	$2,547,800
22,166	LyondellBasell
	Industries NV – Class A	1,983,192
		4,530,992
	Communications – 8.3%
12,726	Alliance Data Systems Corp.	1,630,582
15,744	Liberty SiriusXM Group – Class A*	654,478
31,672	Liberty SiriusXM Group – Class C*	1,328,957
206,561	Nokia Corp. – ADR	1,045,199
29,555	Yelp, Inc.*	1,027,036
		5,686,252
	Consumer Cyclical – 20.5%
2,402	AutoZone, Inc.*	2,605,257
12,557	Dave & Buster’s Entertainment, Inc.	489,095
24,840	Dollar Tree, Inc.*	2,835,734
95,775	Extended Stay America, Inc.	1,402,146
26,459	IAA, Inc.*	1,104,134
57,354	KAR Auction Services, Inc.	1,408,041
11,931	Marriott Vacations Worldwide Corp.	1,236,171
43,257	Motorcar Parts of America, Inc.*	731,043
51,672	Spartan Motors, Inc.	708,940
17,275	Visteon Corp.*	1,425,879
		13,946,440
	Consumer Non Cyclical – 8.0%
18,037	Brink’s Co.	1,496,169
30,011	Dentsply Sirona, Inc.	1,599,887
3,795	ICU Medical, Inc.*	605,682
12,741	Zimmer Biomet Holdings, Inc.	1,748,957
		5,450,695
	Energy – 2.7%
28,002	KLX Energy Services Holdings, Inc.*	242,077
26,433	Marathon Petroleum Corp.	1,605,805
		1,847,882
	Financial – 19.9%
37,635	American International Group, Inc.	2,096,269
10,051	Aon plc	1,945,572
36,114	Colliers International Group, Inc.	2,710,356
40,988	Heritage Insurance Holdings, Inc.	612,770
1,862	Markel Corp.*	2,200,698
44,996	Synchrony Financial	1,533,914
45,650	Voya Financial, Inc.	2,485,186
		13,584,765
	Industrial – 16.9%
24,607	Arcosa, Inc.	841,806
9,901	Canadian Pacific Railway Ltd.	2,202,576
29,941	EMCOR Group, Inc.	2,578,519
43,348	MasTec, Inc.*	2,814,586
27,110	Stericycle, Inc.*	1,380,712
23,737	XPO Logistics, Inc.*	1,698,857
		11,517,056
	Technology – 12.4%
5,034	Broadcom, Inc.	1,389,736
34,180	Cognizant Technology
	Solutions Corp. – Class A	2,059,858
22,799	DXC Technology Co.	672,570
45,792	NCR Corp.*	1,445,196
94,478	Nuance Communications, Inc.*	1,540,936
25,535	SS&C Technologies Holdings, Inc.	1,316,840
		8,425,136
	Utilities – 3.2%
81,814	Vistra Energy Corp.	2,186,888
	TOTAL COMMON STOCKS
	(Cost $41,389,647)	67,176,106

	SHORT-TERM INVESTMENT – 1.6%
1,071,471	First American Government
	Portfolio Fund – Class X, 1.87%**
	(Cost $1,071,471)	1,071,471
	Total Investments
	(Cost $42,461,118) – 100.1%	68,247,577
	Other Assets and
	Liabilities, Net – (0.1)%	(42,142)
	TOTAL NET ASSETS – 100.0%	$68,205,435

*	Non-income producing security.
**	Rate in effect as of September 30, 2019.
ADR – American Depositary Receipt

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Assets and Liabilities
September 30, 2019

ASSETS:
Investments, at current value
(cost $42,461,118)	$68,247,577
Dividends receivable	48,185
Prepaid expenses	13,473
Receivable for Fund shares sold	12,678
Interest receivable	1,415
Total Assets	68,323,328

LIABILITIES:
Payable to Adviser	50,688
Accrued expenses	31,635
Payable for audit fees	22,203
Accrued distribution fees	6,341
Payable for fund shares redeemed	5,994
Payable for investment securities purchased	1,032
Total Liabilities	117,893

NET ASSETS	$68,205,435

NET ASSETS CONSIST OF:
Capital Stock	$40,396,050
Total Distributable Earnings	27,809,385
Total Net Assets	$68,205,435

Shares outstanding (500,000,000
shares of $0.01 par value authorized)	3,098,228

Net asset value and offering price per share(1)	$22.01

(1)	A redemption fee is assessed against shares redeemed within 30 days of purchase.

Statement of Operations
Year Ended September 30, 2019

INVESTMENT INCOME:
Dividend income
(net of withholding of $9,557)	$800,237
Interest income	21,299
Total Investment Income	821,536

EXPENSES:
Investment Adviser fees	686,522
Legal fees	98,070
Distribution fees	58,616
Administration fees	44,446
Transfer agent fees	41,199
Federal & state registration fees	28,900
Fund accounting fees	27,028
Audit fees	22,205
Custody fees	15,325
Postage & printing fees	13,884
Directors fees	12,003
Other	8,548
Total expenses before reimbursement	1,056,746
Less: Reimbursement from Investment Adviser	(61,289)
Net Expenses	995,457

NET INVESTMENT LOSS	(173,921)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gains on investments (includes
$762,625 gain from in-kind transactions)	3,256,805
Net change in unrealized appreciation/
depreciation on investments	(7,823,437)

Net realized and unrealized
loss on investments	(4,566,632)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,740,553)

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statements of Changes in Net Assets

	Year ended	Year ended
	September 30, 2019	September 30, 2018
OPERATIONS:
Net investment loss	$(173,921)	$(286,634)
Net realized gain on investments	3,256,805	5,286,558
Net change in unrealized appreciation (depreciation) on investments	(7,823,437)	1,683,169
Net increase (decrease) in net assets resulting from operations	(4,740,553)	6,683,093

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,686,556	3,081,225
Proceeds from reinvestment of distributions	5,114,173	5,040,518
Payments for shares redeemed	(9,382,669)	(6,149,886)
Redemption fees	143	—
Net increase (decrease) in net assets
resulting from capital share transactions	(1,581,797)	1,971,857

DISTRIBUTIONS TO SHAREHOLDERS	(5,290,759)	(5,212,562)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,613,109)	3,442,388

NET ASSETS:
Beginning of year	79,818,544	76,376,156
End of year	$68,205,435	$79,818,544

CHANGES IN SHARES OUTSTANDING:
Shares sold	127,755	121,368
Shares issued to holders in reinvestment of dividends	279,769	200,897
Shares redeemed	(440,170)	(242,682)
Net increase (decrease)	(32,646)	79,583

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the year.

	Year Ended September 30,
	2019	2018	2017	2016	2015
PER SHARE DATA:

Net asset value, beginning of year	$25.49	$25.03	$22.65	$21.38	$22.33

Investment operations:
Net investment income (loss)	(0.05)	(0.10)	(0.08)	0.16	(0.16)
Net realized and unrealized gain (loss) on investments	(1.71)	2.27	3.75	1.18	(0.79)
Total from investment operations	(1.76)	2.17	3.67	1.34	(0.95)

Less distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net capital gains	(1.72)	(1.71)	(1.29)	(0.07)	—
Total distributions	(1.72)	(1.71)	(1.29)	(0.07)	—

Paid in capital from redemption fees	— (1)	—	— (1)	— (1)	— (1)

Net asset value, end of year	$22.01	$25.49	$25.03	$22.65	$21.38

TOTAL RETURN	-5.53%	8.80%	16.72%	6.29%	-4.25%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$68.2	$79.8	$76.4	$70.2	$70.0
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.54%	1.46%	1.47%	1.49%	1.46%
After expense reimbursement/recoupment	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/recoupment	(0.34)%	(0.37)%	(0.35)%	0.70%	(0.69)%
After expense reimbursement/recoupment	(0.25)%	(0.36)%	(0.33)%	0.74%	(0.68)%
Portfolio turnover rate	22%	14%	16%	23%	21%

(1)  Less than $0.01 per share.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements
September 30, 2019

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Kirr, Marbach Partners Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on September 23, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies.” The one series presently authorized is Kirr, Marbach Partners Value Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital growth. The Fund commenced operations on December 31, 1998.

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a)
Investment Valuation – Securities listed on the Nasdaq National Market are valued at the Nasdaq Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where the security is primarily traded. Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors. Foreign securities have been issued by foreign private issuers registered on United States exchanges in accordance with Section 12 of the Securities Exchange Act of 1934.  Debt securities, including short-term debt instruments having maturities less than 60 days, are valued at the mean between the bid and asked prices as reported by an approved pricing service.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the following three broad categories:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly.  These inputs may include quoted prices for the identical instruments on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2019

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks	$67,176,106	$—	$—	$67,176,106
Short-Term Investment	1,071,471	—	—	1,071,471
Total Investments	$68,247,577	$—	$—	$68,247,577

Refer to the Schedule of Investments for industry classifications.

b)
Federal Income Taxes – A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended September 30, 2019, or for any other tax years which are open for exam. As of September 30, 2019, open tax years include the tax years ended September 30, 2016 through 2019. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2019, the Fund did not incur any interest or penalties.

c)	Income and Expenses – The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

d)
Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. All short-term capital gains are included in ordinary income for tax purposes.

e)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

f)
Repurchase Agreements – The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2019

g)
Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended September 30, 2019 the following table shows the reclassifications made:

Distributable	Paid In
Earnings	Capital
$(729,048)	$729,048

During the year ended September 30, 2019, the Fund realized the following net capital gains resulting from an in-kind redemption, in which a shareholder exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, $762,625 has been reclassified from Distributable Earnings to Paid In Capital.

h)
Subsequent Events – Management has evaluated Fund related events and transactions that occurred subsequent to September 30, 2019 through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this year that materially impacted the amounts or disclosures in the Fund’s financial statements.

2. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended September 30, 2019, were as follows:

	Purchases	Sales*
U.S. Government	$—	$—
Other	$14,798,468	$18,623,614

*  Sales exclude securities redeemed in-kind of $1,891,316.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2019

At September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$41,711,383
Gross unrealized appreciation	$29,607,985
Gross unrealized depreciation	$(3,071,785)
Net unrealized appreciation	$26,536,200
Undistributed ordinary income	$—
Undistributed long-term capital gain	$1,413,518
Total distributable earnings	$1,413,518
Other accumulated losses	$(140,333)
Total accumulated earnings	$27,809,385

As of September 30, 2019, the Fund’s most recently completed fiscal year end, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended September 30, 2019, the Fund plans to defer on a tax basis, late-year and post-October losses of $140,333.

The tax character of distributions paid during the year ended September 30, 2019 were as follows:

Ordinary Income*	Long-Term Capital Gains**	Total
$273,110	$5,017,649	$5,290,759

The tax character of distributions paid during the year ended September 30, 2018 were as follows:

Long-Term Capital Gains**
$5,212,562

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.
**
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

3. AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the “Investment Adviser”). Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund’s daily net assets.

The Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.45% of its average daily net assets until February 29, 2020.  The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 29, 2020. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2019

reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.45%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of thirty-six months following the date on which such fee waiver or expense reimbursement was made. Waived/reimbursed fees and expenses subject to potential recovery by month of expiration are as follows:

Year of Expiration	Amount
October 2019 – September 2020	$15,117
October 2020 – September 2021	11,773
October 2021 – September 2022	61,289
$88,179

As of September 30, 2019, it was possible, but not probable, those amounts would be recovered by the Investment Adviser. At the end of each fiscal year in the future, the Fund will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Fund’s shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to pay the Distributor and certain financial intermediaries who assist in distributing the Fund shares or who provided shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of the Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses. During the year ended September 30, 2019, the Fund incurred expenses of $58,616 pursuant to the 12b-1 Plan.

U.S Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

The Fund imposes a 1.00% redemption fee on shares held 30 days or less. For the year ended September 30, 2019 and the year ended September 30, 2018, the Fund collected $143 and $0, respectively, in redemption fees.

KIRR, MARBACH PARTNERS

VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Kirr, Marbach Partners Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Kirr, Marbach Partners Value Fund (the “Fund”), including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2006.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received.  We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 25, 2019

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information
September 30, 2019 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  For information on the Public Reference Room call 1-800-SEC-0330.

AVAILABILITY OF PROXY VOTING INFORMATION

Both a description of the Fund’s Proxy Voting Policies and Procedures and information about the Fund’s proxy voting record will be available (1) without charge, upon request, by calling 1-800-870-8039, and (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended September 30, 2019, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as QDI was 100.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2019, was 100.00% for the Fund.

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information (Continued)
September 30, 2019 (Unaudited)

	Position	Term of Office	Principal Occupation	Other	Number of
Name, Address	with the	and Length	During Past	Directorships	Funds Overseen
and Age	Corporation	of Time Served	Five Years	Held	in Complex
INTERESTED DIRECTORS

Mark D. Foster*	Director,	Indefinite term	Chief Investment	None	1
Born 1958	Chairman	since 1998	Officer, Kirr, Marbach &
	and		Company, LLC
President

Mickey Kim*	Director,	Indefinite term	Chief Compliance	Director,	1
Born 1958	Vice	since 1998	Officer and	Cross
	President,		Chief Operating	America
	Secretary,		Officer, Kirr, Marbach &	Partners LP
	Treasurer,		Company, LLC
and Chief
Compliance
Officer
DIS-INTERESTED DIRECTORS

Jeffrey N. Brown*	Director	Indefinite term	President, Travel Indiana,	None	1
Born 1959		since 1998	LLC (2016 – present);
President, Home News
Enterprises (1998 – 2016)

Mark E. Chesnut*	Director	Indefinite term	Retired, Formerly	None	1
Born 1947		since 1998	Vice-President, Cummins
Engine Company

John	Director	Indefinite term	President, Elwood	None	1
Elwood*		since 2018	Staffing Services,
Born 1970			Inc. (1996 – present)

*	The address for all directors is Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, Indiana 47201

(This Page Intentionally Left Blank.)

Directors
Mark D. Foster, CFA
Mickey Kim, CFA
Jeffrey N. Brown
Mark E. Chesnut
John Elwood

Principal Officers
Mark D. Foster, CFA, President
Mickey Kim, CFA, Vice President, Treasurer and Secretary

Investment Adviser
Kirr, Marbach & Company, LLC
621 Washington Street
Columbus, IN 47201

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Administrator,
Transfer Agent and
Dividend – Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s directors and is available without charge upon request by calling 1-800-808-9444.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-800-808-9444.  A description of the
Fund’s proxy voting policies and procedures is available on the Fund’s website, www.kmpartnersfunds.com, or on the SEC’s website, at
 www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, is available without charge upon request by calling 1-800-808-9444 or on the SEC’s website, at www.sec.gov.

Annual Report

September 30, 2019

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended September 30, 2019 and September 30, 2018, the Fund’s principal accountant was Tait Weller. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2019	FYE 09/30/2018
Audit Fees	$19,000	$19,000
Audit-Related Fees
Tax Fees	$3,200	$ 3,200
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Audit Related Fees	FYE 09/30/2019	FYE 09/30/2018
Registrant	0%	0%
Registrant’s Investment Adviser	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2019	FYE 09/30/2018
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Kirr, Marbach Partners Funds, Inc.

By (Signature and Title)*    /s/Mr. Mark Foster
Mr. Mark Foster, President

Date    December 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Mr. Mark Foster
Mr. Mark Foster, President

Date    December 4, 2019

By (Signature and Title)*    /s/Mr. Mickey Kim
Mr. Mickey Kim, Treasurer

Date    December 3, 2019

* Print the name and title of each signing officer under his or her signature.